Pension Overview

November 19, 2002

Safe Harbor

Note: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current plans and expectations and involve risks and uncertainties that my cause actual results to differ materially from the forward-looking statements.

Generally, the words "believe," "expect," "anticipate," "will" and similar expressions identify forward-looking statements. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others: general economic conditions in the U.S, and worldwide (including investment returns and prevailing interest rates); the market for the Company's used equipment; the highly competitive environment applicable to the Company's operations (including competition in supply chain solutions and dedicated contract carriage from other logistics companies as well as from air cargo, shippers, railroads and motor carriers and truck and trailer manufacturers that provide leasing, extended warranty maintenance, rental and other transportation services); greater than expected expenses associated with the Company's activities (including increased cost of fuel, freight and transportation) or personal needs; availability of equipment; adverse changes in debt ratings; changes in accounting assumptions; changes in customers' business environments (or the loss of a significant customer) or changes in government regulations.

The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Ryder

Background

- Focus on defined benefit pension plans has intensified given negative returns in global equity markets combined with record low U.S. interest rates
  - Concerns about increased pension expense and its impact on 2003 EPS
  - Concerns about required cash contributions to pension plans

- Pension accounting and tax rules are very complicated and can be confusing to financial statement users

Ryder

Purpose of Overview

- Provide clarity to the main components and drivers of pension expense: generally and specific to Ryder
- Provide insight into the factors which create funding requirements: generally and specific to Ryder
- Provide information on Ryder's U.S. pension funding status, pension asset returns and asset allocation strategies
- Provide a range of estimated 2003 pension costs based on alternative scenarios and go-forward sensitivity guides
- Provide a range of estimated future cash funding requirements
- Provide information on estimated equity charge as a result of under-funded status

Contents

Accounting Fundamentals

Ryder

Accounting Fundamentals

- Guiding literature - SFAS 87 “Employers’ Accounting for Pensions” and SFAS 88 re: Settlements and Curtailments of Pension Plans
- Delayed Recognition - changes in pension obligation and the value of net assets are recognized systematically and gradually over future periods
- Net Reporting of Expense - consequences of events and transactions (compensation element, interest cost, investment return) are recorded as a single net expense
- Offsetting of Assets and Liabilities - value of assets contributed and liabilities to participants shown net on the balance sheet
- Assumptions-Based Expense Calculation - discount rate, pension earnings rate, salary progression rate

Pension Assumptions

- Discount Rate - rate that discounts expected future cash benefit payments to a present value. Benchmarked to Aa 20-year industrial corporate bond rates.
- Pension Earnings Rate - long-term expected rate of return on assets based on asset allocation, current returns and expected reinvestment rates.
- Salary Progression Rate – annual rate of growth expected in compensation until retirement, including all salary increase components (merit, promotion, equity, overtime, inflation).

Funded Status

Funded Status

Ryder System, Inc. and Subsidiaries
Funded Status and Balance Sheet Impact of Pension

(Amounts in millions)

		2001	2000	1999
Projected benefit obligations (PBO) at 12/31	$	922.0	820.2	701.8
Fair value of Plan assets at 12/31		881.8	993.5	1,054.1
Funded status		(40.2)	173.3	352.3
Unrecognized transition asset		(0.2)	(0.3)	(4.0)
Unrecognized prior service cost		15.4	18.0	12.8
Unrecognized net actuarial loss (gain)		168.5	(59.9)	(278.8)
Prepaid pension cost	$	143.5	131.1	82.3

Delayed recognition drives future volatility

Actuarial Assumptions:	2001	2000	1999
Discount rate	7.00%	7.50%	7.75%
Salary progression rate	5.00%	5.00%	5.00%

Funded Status

Consolidated Funded Status

(Amounts in millions)

		2001	2000	1999
U.S. Qualified Plan - Reported [1]	$	3.8	189.8	348.7
U.S. Non Qualified Plan		(21.4)	(19.4)	(14.6)
International Plans		(22.6)	2.9	18.2
Total Consolidated Funded Status	$	(40.2)	173.3	352.3

[1] Year end required disclosure based on roll forward of prior year census data

Funded Status

U.S. Qualified Pension Plan

($ millions)	Reported* 12/31/01	Estimated 12/31/02	
Fair Value of Assets (FVA)	$ 777.4	667.0	(1)
PV of Liability (PBO)	773.6	844.0	(2)
SFAS 87 Funded Status	$ 3.8	(177.0)	
Percent Funded	100%	79%	

1) Actual return on plan assets assumed to be (10)% for 2002. Assumes no contributions for 2002.

2) Discount rate assumed to be 6.5% at 12/31/02 (7% at 12/31/01).

* Funded status provided as part of October 23, 2003 Analyst call totaling $21.4 million. Such data was based on 2002 actuarial review of census data

Funded Status

Pension Assets

- Under Ryder's application of SFAS 87, pension assets are measured at the end of each reporting year (December 31)
  - Point-in-time valuation
  - Reflects fair market value
  - Not market-related (smoothed) value which is another accepted method under FAS 87

- The fair market value of pension assets changes from year to year as a result of the following items:
  - Actual returns earned on plan assets
  - Contributions to the plan
  - Benefit payments to retirees
  - Payment of plan expenses

Pension Liabilities

- Projected Benefit Obligation (PBO) measures the present value of expected future benefit payments to plan participants including future salary increases
  - Point-in-time valuation
  - Based on service to date of valuation
  - Based on selected discount rate
  - Highly sensitive to small changes in the discount rate
- Discount rate based on 20 year Aa industrial corporate bond rates prevailing at the end of each reporting year (December 31)
- Future benefit payments are based on current plan provisions and are impacted by the following assumptions:
  - Salary progression rate
  - Retirement age
  - Mortality, Disability, Turnover, etc.

Historical Funded Status-U.S. Only


160
150
140
130
120
110
100
90
80
70
%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002E

Note: All years as of 12/31

Pension Investment Strategies and Results

Pension Investment Strategies & Results

- The purpose of the pension fund is to accumulate sufficient assets to meet the Plan's future payment obligations (liabilities).
- Assets are accumulated largely through investment returns; investment returns are maximized through asset allocation; asset allocation is structured to produce the required long-term returns within a risk-controlled framework.
- Allocation of assets is largely a function of the time horizon for future liability payments and expected return/risk characteristics for the various asset classes.

Asset Allocation Strategy

- Ryder's current U.S. Pension asset allocation and approved ranges* are as follows:

	Current Allocation	Target Range
U.S. Equity	45%	42% - 52%
Non-U.S. Equity	13%	8% - 18%
U.S. Fixed Income	24%	16% - 26%
Venture Capital	2%	0% - 9%
Tactical Asset Allocation (TAA**)	16%	10% - 20%
	100%	

* Asset allocation ranges are approved by the Ryder Investment Committee

**The TAA account is currently invested entirely in U.S. equity (primarily the S&P 500)

Asset Return History


30
20
8.75
0
-10
%
30
20
8.75
0
-10
%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002 YTD
Annual Asset Return
Rolling 10-Year Annualized Asset Return
Current Expected Long Term Return on Assets

Pension Contribution Requirements

Pension Contribution

- Annual cash contribution requirements are determined by two sets of rules under the Employee Retirement Income Security Act (ERISA)
  - ERISA Minimum Funding Requirements - sufficient contributions to cover normal costs for the period and the amount to amortize past unfunded liability as well as increases or decreases in the unfunded past service liability
  - Pension Benefit Guarantee Corporation - variable premium requirements based on funding status
- Contribution requirements are determined primarily by the following factors:
  - Actual return on plan assets
  - Discount rate applied to expected plan payouts
  - Salary growth, retirement age and turnover
- The Internal Revenue Code allows annual contributions greater than ERISA minimum funding requirements, thus a range of contributions is possible

Pension Contribution

- Under ERISA minimum funding rules, Ryder is not required to make a contribution until late 2004. Ryder may elect to make a voluntary contribution prior to late 2004.
- Present value of pre-tax required minimum contributions over the next 5 years is estimated to be between $125 - $175 million assuming an 8.75% long-term return on assets.
  - Assumes all other assumptions remain unchanged.
  - Ryder may elect to make voluntary contributions earlier than required and in amounts greater than the minimum requirements.

Pension Expense

Consolidated Pension Expense History

(Amounts in millions)	Estimated 2002	2001	2000	1999
		Years Ended December 31:		
Service cost	$ (28.8)	(26.2)	(23.8)	(32.6)
Interest cost	(60.1)	(58.3)	(54.0)	(50.1)
Expected return on plan assets	75.4	91.2	97.1	85.4
Amortization of transition asset	0.0	0.0	3.7	3.8
Recognized net actuarial (loss) gain	(9.4)	(0.5)	23.8	2.3
Amortization of prior service cost	(2.1)	(2.5)	(2.5)	(2.4)
Pension (exp) inc, excluding union plans	(25.0)	3.7	44.3	6.4
Union-administered plans	(3.0)	(2.9)	(2.6)	(2.6)
Net pension (expense) income	$ (28.0)	0.8	41.7	3.8
Actuarial Assumptions:				
Discount rate	7.00%	7.50%	7.75%	6.75%
Salary progression rate	5.00%	5.00%	5.00%	5.00%
Expected return on Plan assets	8.75%	9.25%	9.50%	9.50%

Pension Expense

Detail of Consolidated Pension Expense History

(Amounts in millions)	Estimated 2002	2001	2000	1999
		Years Ended December 31:		
U.S. Qualified Plan	$ (10.7)	14.3	51.1	20.0
U.S. Non Qualified Plan	(2.5)	(2.4)	(2.4)	(2.1)
International Plans	(11.8)	(8.2)	(4.4)	(11.5)
Union Administered Plans	(3.0)	(2.9)	(2.6)	(2.6)
Net Pension (Expense) Income	$ (28.0)	0.8	41.7	3.8

Pension Expense

Service Cost

(Amounts in millions)	2002 E	2001
Company-administered plans:		
Service cost	$ (28.8)	(26.2)
Interest cost	(60.1)	(58.3)
Expected return on plan assets	75.4	91.2
Recognized net actuarial loss	(9.4)	(0.5)
Amortization of prior service cost	(2.1)	(2.5)
Pension (exp) inc, excluding union plan	(25.0)	3.7
Union-administered plans	(3.0)	(2.9)
Net pension (expense) income	$ (28.0)	0.8

- Service cost is determined as the actuarial present value of benefits for employee service during the period
- Amount is impacted by :
  1) Discount Rate
  2) Number of employees
  3) Expected lives / retirement period of employees

Interest Cost

(Amounts in millions)	2002 E	2001
Company-administered plans:		
Service cost	$ (28.8)	(26.2)
Interest cost	(60.1)	(58.3)
Expected return on plan assets	75.4	91.2
Recognized net actuarial loss	(9.4)	(0.5)
Amortization of prior service cost	(2.1)	(2.5)
Pension (exp) inc, excluding union plan	(25.0)	3.7
Union-administered plans	(3.0)	(2.9)
Net pension (expense) income	$ (28.0)	0.8

- Interest cost represents the increase in the projected benefit obligation due to the passage of time
- Amount is measured by accrual of interest cost at assumed discount rate

Pension Expense

Expected Return on Assets

(Amounts in millions)	2002 E	2001
Company-administered plans:		
Service cost	$ (28.8)	(26.2)
Interest cost	(60.1)	(58.3)
Expected return on plan assets	75.4	91.2
Recognized net actuarial loss	(9.4)	(0.5)
Amortization of prior service cost	(2.1)	(2.5)
Pension exp (inc), excluding union plan	(25.0)	3.7
Union-administered plans	(3.0)	(2.9)
Net pension (expense) income	$ (28.0)	0.8

- Return on Plan assets represents the assumed change in the fair value of Plan assets during the year, after considering plan contributions and distributions
- Average long-term expected rate of return of :

1997-2000	9.50%
2001	9.25%
2002	8.75%

Pension Expense

Actuarial Gain / Loss

(Amounts in millions)	2002 E	2001
Company-administered plans:		
Service cost	$ (28.8)	(26.2)
Interest cost	(60.1)	(58.3)
Expected return on plan assets	75.4	91.2
Recognized net actuarial loss	(9.4)	(0.5)
Amortization of prior service cost	(2.1)	(2.5)
Pension (exp) inc, excluding union plan	(25.0)	3.7
Union-administered plans	(3.0)	(2.9)
Net pension (expense) income	$ (28.0)	0.8

- Actuarial gains or losses include changes in pension assets or obligations resulting from experience different than that assumed or changes in assumptions
- G/L recognized over time
- G/L recognition is subject to a "corridor" which is generally 10% of the greater of pension obligations ($922.0 million at 12/31/01) or assets ($881.8 million at 12/31/01)
- Corridor at 12/31/01 was $92.2 million
- Ryder recognizes gains and losses over 6.5 years (average remaining service period of active employees expected to receive benefits under the plan)

Prior Service Cost

(Amounts in millions)	2002 E	2001
Company-administered plans:		
Service cost	$ (28.8)	(26.2)
Interest cost	(60.1)	(58.3)
Expected return on plan assets	75.4	91.2
Recognized net actuarial loss	(9.4)	(0.5)
Amortization of prior service cost	(2.1)	(2.5)
Pension (exp) inc, excluding union plan	(25.0)	3.7
Union-administered plans	(3.0)	(2.9)
Net pension (expense) income	$ (28.0)	0.8

- Prior Service Cost represents the cost of retroactive benefits granted in a Plan amendment
- Recognized over the anticipated future service period of employees affected

Pension Expense

Sensitivity Analysis-U.S. Qualified Pension Plan

	Change	Impact on 2003 Pension Expense
Expected Long-Term Return on Assets	± 0.5%	∓ $3 Million
Actual 2002 Asset Returns	± 5.0%	∓ $9 Million
Contributions	$ 25 Million	$ (2) Million
Discount Rate (12/31/02)	± 0.25%	∓ $ 5 Million

Pension Expense

Impact on 2003 Pension Expense

U.S. Qualified Pension Plan

2003 Resulting Pension Expense

Actual 2002 Asset Returns	2003 Resulting Pension Expense	
-10%	$54.0 million	Forecast A
-15%	$63.2 million	Forecast B

(see next page)

Note: 1.) 2002 pension expense is $10.7 million
2.) YTD Actual return on asset performance -12%
3.) Assumes discount rate of 6.5% remains constant in both actual return scenarios
4.) Assumes current 2002 expected long-term return on assets of 8.75%

Pension Expense

2003 Expectations-U.S. Qualified Pension Plan

Years Ended December 31:

(Amounts in millions)	Forecast A 2003	Forecast B 2003	Actual 2002	Actual 2001
U.S. Qualified Pension Plan				
Service cost	$ (19.9)	(19.9)	(16.7)	(14.8)
Interest cost	(53.7)	(53.7)	(51.7)	(50.7)
Expected return on plan assets	56.8	53.4	66.5	81.7
Net amortization	(37.2)	(43.0)	(8.8)	(1.9)
Pension (expense) income	$ (54.0)	(63.2)	(10.7)	14.3
Actuarial Assumptions:				
Discount rate	6.50%	6.50%	7.00%	7.50%
Salary progression rate	5.00%	5.00%	5.00%	5.00%
Expected return on Plan assets	8.75%	8.75%	8.75%	9.25%
2002 Actual return on Plan assets	-10.00%	-15.00%		

Note: Assumes no contributions

Pension Expense

Drivers of the Change in 2003 U.S. Pension Expense

(Amounts in millions)

	Forecast A	Forecast B
Actual 2002 Asset Return	(10)%	(15)%
2002 pension expense	$ 10.7	$ 10.7
Reduction in discount rate from 7% to 6.5%	9.4	9.4
Lower expected return on Plan assets due to 2002 performance	9.7	13.1
Increased amortization expense due to 2001/ 2002 performance	22.7	28.5
Other	1.5	1.5
2003 U.S. Pension Expense	$ 54.0	$ 63.2

Pension Expense

Drivers of the Change in 2003 Consolidated Pension Expense

(Amounts in millions)

	Forecast A	Forecast B
2002 estimated pension expense	$ 28.0	$ 28.0
Increase in U.S. Qualified Plan	43.3	52.5
Increase in U.S. Non-Qualified / International and Union Plans	4.7	4.5
Estimated 2003 increase in pension expense	48.0	57.0
2003 Consolidated Pension Expense	$ 76.0	$ 85.0

Additional Minimum Liability

Additional Minimum Liability

- SFAS 87 requires an additional liability be recognized for unfunded accumulated benefit obligation (ABO) that exceeds balance sheet liability for accrued pension cost
  - Unfunded ABO = ABO exceeds fair value of plan assets
  - Point-in-time calculation in conjunction with actuarial valuation (December 31 for Ryder)
- ABO is the present value of benefits attributed to employee service rendered to date based on current and past compensation levels
  - Differs from PBO in that ABO includes no assumption about future compensation levels

Additional Minimum Liability

- If an additional liability is required to be recognized, the offset is as follows:
  - First - Intangible asset to the extent that unrecognized prior service costs exist (intangible asset not subject to amortization)
  - Second - Charge to equity (net of tax) for any remaining balance

- Recording an additional liability does <u>not</u> affect earnings

Additional Minimum Liability

Impact to Ryder

- Negative asset returns plus a declining interest rate environment have led to an estimated unfunded ABO at 12/31/02 and a required minimum liability estimated at $283 Million at 12/31/02
- Required charge to equity of $174 Million (net of tax) as a result of unfunded minimum liability accrual
- Equity charge will not affect compliance with debt covenants

Additional Minimum Liability

($ in millions)		Estimated 12/31/02	
ABO	$	804	Based on 6.5% assumed discount rate
Fair Value of Plan Assets		667	Based on (10)% assumed return on assets
Unfunded ABO		137	Minimum requirement per SFAS 87
Prepaid Pension Asset		146	
Additional Minimum Liability	$	283	

Offset to Liability Accrual:			
Intangible Asset	$	11	
Charge to Equity		174	Net of tax
Deferred Tax Asset		98	Assumes no valuation allowance
	$	283	

Conclusions

Ryder

Conclusions

- Pension expense is sensitive to expected long-term asset returns versus actual returns as well as interest rate changes
  - Difference between actual and expected asset returns and the impact of interest rate changes are required to be amortized in order to smooth recognition of gains and losses
  - Recent negative asset performance (2000-2002) and falling interest rates will cause a significant increase in 2003 pension expense
- Pension expense is expected to increase in 2003 versus 2002
  - Will seek to partially offset year-over-year increase with ongoing cost management and process improvement initiatives
- Pension expense can be lowered by contributions to the plan

Conclusions

- Funded status at year end is expected to be negative
- Pension funding requirements are manageable relative to free cash flow
- An expected unfunded minimum liability will result in a charge to equity at year end
- Pension charge to equity will not affect earnings or compliance with debt covenants

Ryder®